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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):   March 10, 1998
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                                CERIDIAN CORPORATION
                 (Exact name of registrant as specified in charter)



     Delaware                           1-1969              52-0278528
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(State or other juris-             (Commission File         (IRS Employer
diction of incorporation                Number)             Identification No.)



8100 34th Avenue South, Minneapolis, MN             55425
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(Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:    612-853-8100

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 10, 1998, Ceridian Canada Ltd. ("Ceridian Canada"), an indirect, wholly-owned subsidiary of Ceridian Corporation ("Ceridian"), acquired substantially all of the assets and assumed certain liabilities of the payroll processing and payroll management business conducted by the Comcheq Services Limited ("Comcheq") subsidiary of the Canadian Imperial Bank of Commerce ("CIBC"). The transaction occurred pursuant to an Agreement for the Purchase and Sale of Certain of the Assets of Comcheq Services Limited, dated as of March 10, 1998, among Comcheq, CIBC and Ceridian Canada.

     The aggregate consideration paid by Ceridian Canada to Comcheq consisted of $105.4 million in cash, with the amount of such consideration having been determined by negotiations between Ceridian, Ceridian Canada, CIBC and Comcheq. In the negotiations, consideration was given by the parties to the current business and financial position and future prospects of the Comcheq payroll business, financial terms of other business combinations recently effected in the information services industry, the degree to which Comcheq's product and service offerings and technological expertise are expected to complement those of Ceridian's Employer Services business generally, and other relevant factors.

     Approximately $42 million of the purchase consideration was borrowed by Ceridian Canada from CIBC under a revolving credit facility established pursuant to a Credit Agreement dated as of March 2, 1998 between Ceridian Canada and CIBC. Ceridian guarantees Ceridian Canada's obligations under this credit facility, which matures July 31, 2002. The balance of the purchase consideration was provided by Ceridian from its existing cash and equivalents to Ceridian Canada as equity capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following is a complete list of Exhibits filed or incorporated by reference as part of this report:

     Exhibit 2.1 Agreement for the Purchase and Sale of Certain of the Assets of Comcheq Services Limited, dated as of March 10, 1998, among Comcheq Services Limited, Canadian Imperial Bank of Commerce and Ceridian Canada Ltd. (exhibits and schedules omitted).

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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CERIDIAN CORPORATION

Dated: March 25, 1998
                              By:  /s/ Loren D. Gross
                                  -----------------------------------
                              Name:  Loren D. Gross
                              Title: Vice President and
                                     Corporate Controller


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